William Blair Small-Cap Stock Conference
INX Inc.
Nasdaq: INXI
www.INXI.com
October 7, 2008
Jim Long - Chairman & CEO

[redacted]

During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

[redacted]

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These forward-looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2007 Form 10-K, which we urge you to read.

GAAP Reconciliation and
 Forward-Looking Statements
All financial results shown are for continuing operations unless otherwise noted
GAAP Reconciliation
Safe Harbor Statement

Agenda
1.  Brief overview of INX and the industry in which INX participates
2.  Financial performance, stock price performance & valuation
3.   Update on recent trends in our business, our strategy for
 improving shareholder value during the current economic
 slowdown & our outlook

- INX is an IP networking and data center consulting and solutions company
- We plan, design, install and support complex solutions for enterprise organizations
- We have practice areas focused in six interrelated areas:
  - Enterprise Network Infrastructure
  - Unified Communications and VoIP
  - Wireless Networks / Mobility
  - Network Security
  - Network Storage
  - Virtualization

INX

Overview - INX Inc.
  NASDAQ GM: INXI
  One class of shares
  Shares Outstanding: ~8.8MM
  Float: ~6.8MM
  Diluted shares: ~9.5MM
  90-day avg. volume: ~32,000
  Headquarters: Houston, Texas
 (corporate administration) and
 Dallas, Texas (operations)

$232
$208
$156
$107
$71
$44
2003
2004
2005
2006
2007
TTM @ 6/30/08

INX

Overview - INX Inc.
Revenue in millions
      Profitable, with 2007 3-year compound
 annual growth rate of revenue of 44%
      2007, 1H-2008 and most recently reported
 quarter reflect record revenue, record
 operating income, record non-GAAP EPS
      On a per diluted share basis revenue and
 operating income increased 21% and 78%
 respectively for 2007, and increased 18%
 and 157% respectively for 1H-2008

Managed Services
Professional Services
Products
The INX Solutions Set
Selling network, IP telephony,
network security, wireless,
security, network storage and
virtualization products
Network assessment and
design consulting and
implementation services,
billed hourly or by project
15%-19% target gross margin,
a level we have been
achieving
30%-35% target gross margin,
trending towards this range
12%-15% of total revenue
Monitoring and management
of the customer’s network
and network-related devices
40%-50% target gross
margin, trending towards this
range
1%-3% of total revenue and
growing
80%-85% of total revenue
33% growth for 2007
29% growth for 2007
70% growth for 2007
No working capital required
Modest working capital
required
Modest working capital and
substantial investment capital
required

Increasing IP Network Importance & Complexity
 Benefits Focused Solutions Providers Like INX
Voice / Video
Wireless Access
Storage
Collaboration
Security
Demand For Focused Solutions Provider Services
Routing & Switching
Enterprise organizations are realizing
that the IP network is rapidly becoming
the platform for all forms of
communications, while at the same time
the network is becoming more complex.
INX is benefiting from this trend.
Virtualization

~ 4-5 year growth forecast	~ Worldwide market size	% of total market
Managed LAN switch equipment	14.0%	$ 21	23%
IP Telephony equipment	13.9%	9	10%
Secure content & threat management	12.0%	15	17%
Security and vulnerability management	18.0%	2	2%
Security services	17.0%	20	22%
Enterprise-class wireless access devices	23.1%	1	1%
External network attached storage	5.8%	20	22%
iSCSI-connected external storage	59.0%	1	1%
Virtualization software	20.0%	2	2%
Totals		$ 91	100%

INX

Relevant Industry/Market Growth Prospects
Expected worldwide 4-5 year market segment growth forecasts; market sizes, except for
Virtualization, are based on IDC forecasts; Virtualization market size is based on VMware revenue; worldwide market size is in billions of U.S. dollars; IDC data from late 2007
Notes:

INX Mix %	INX Estimate Of L/T Industry Growth Rates			INX '07 Total Growth	INX '07 Organic Growth
Routing/switching	67.2%	12%	-	13%	39%	29%
Unified communications	15.1%	15%	-	20%	15%	13%
Wireless	5.7%	10%	-	15%	37%	35%
Security	7.9%	10%	-	20%	58%	44%
Storage	4.1%	30%	-	60%	242%	122%
Server virtualization	0.0%	30%	-	60%	N/A	N/A
Total	100.0%					
Implied INX growth based on mix		13%		17%		

INX

INX Industry/Market Segments
 And INX Views On Organic Growth
INX estimates of long term industry growth rates are INX estimates based on IDC and other industry analyst research reports, and certain relevant manufacturer segment growth rates; INX
’07 growth is based on customer billings
Note:

~ # of Analysts	Approx. Annual Revenue	Last Quarter Growth	Next Quarter Growth	Current Year Growth	Next Year Growth
Major industry benchmarks:						
Cisco	23	$ 41B	8.1%	8.6%	9.6%	12.8%
EMC	23	$ 16B	14.0%	11.1%	14.6%	11.2%
NetApp	20	$ 4B	17.0%	14.1%	17.9%	14.2%
Vmware	27	$ 2B	30.0%	29.3%	42.8%	27.2%
Total		$ 63B				
INX:						
INX	5	$ 0.25B	30.2%	25.1%	26.0%	16.9%

INX

Industry Participant Size & Growth
Note:
Actual and future expected revenue year-over-year growth; data from Yahoo Finance

Growth Strategies
 Geographic expansion
 Grow both the number and the size of clients
 Make selective, strategic, accretive acquisitions
 Expand into select, complementary categories of technology such as recent additions of network security, network storage and virtualization as focused practice areas

Austin

- 5 markets 3 years ago
- 7 new markets added in '05 & '06
- New England / Boston added 8/31/07
- AccessFlow Sacramento location on 6/9/08

Geographic Expansion -
 3X Growth Since Mid-2005
Houston
San Antonio
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
 (Federal)
Boston
Boise
Sacramento

Schlumberger

HALLIBURTON

SAMSUNG

FOUR SEASONS
Hotels and Resorts

Reliant Energy

Neiman Marcus

GENERAL DYNAMICS
Strength On Your Side

IBM

DEPARTMENT OF THE ARMY
UNITED STATES OF AMERICA

DEPARTMENT OF JUSTICE

ARMY NATIONAL GUARD

U.S. DEPARTMENT OF HOMELAND SECURITY

CITY OF HOUSTON
TEXAS

The University of Texas

HOUSTON INDEPENDENT SCHOOL DISTRICT

INX

Increasing Number and Size of Customers
  We serve U.S. “enterprise”
 organizations - corporate, state and
 local government, federal government,
 and education - with 200 to 50,000
 employees
  As we have become more of a
 “national” scope organization, we have
 been able to win larger customers and
 transactions
  As we continue to grow our national
 presence we believe our ability to win
 larger-sized customers will continue to
 be enhanced
  No material direct exposure to
 problematic industry sectors such as
 homebuilding, mortgage companies,
 investment banking, etc.

Competition: National Presence +
 Focus & Expertise Are Competitive Advantages
High focus
& expertise
Low focus
& expertise
Low geographic
presence
High geographic
presence
INX’s increasingly
national presence,
combined with a high
level of focus and
expertise, is a
competitive advantage
with large, national-
presence customers
Small, focused,
regional solutions
providers
Large IT solutions
providers and
telecom carriers
Small, generalist
VARs & IT solutions
providers

($ in '000s)	Digitial Precision	Network Architects	InfoGroup Northwest	Datatran	Total / Average
When acquired................................	Apr-03	May-05	Jun-05	Feb-06	
Price paid at closing.........................	$ 846	$ 4,365	$ 2,523	$ 1,547	$ 9,281
Earnout paid after closing....................	$ -	$ 1,642	$ 1,503	$ 536	$ 3,681
Total purchase price..........................	$ 846	$ 6,007	$ 4,026	$ 2,083	$ 12,962
Operating profit contribution - post 4 full quarters..........................	97	1,424	1,686	887	$ 4,094
Price / post 4 full qtrs OPC..................	8.7	4.2	2.4	2.3	**3.2**
2007 operating profit contribution...........	$ 2,832	$ 1,121	$ 3,370	$ 1,981	$ 9,303
Price / 2007 OPC..............................	0.2	4.0	0.9	1.1	**1.4**
1H-2008 operating profit contribution.......					$ 5,628
Price / "annualized" 1Q-2008 OPC..........					**1.2**

INX

Past Acquisitions Have Been Financially
 Successful And Accretive To Earnings
Note: “Operating Profit Contribution” for a business unit is the direct operating income from such business unit without any allocation of “corporate” costs to the business unit; “annualized” 1H-2008 operating profit contribution is actual 1H-2008 operating profit contribution times two

2007			1H-2008		
	Revenue	% of Total	y/y Growth %	Revenue	% of Total	y/y Growth %
"Mature" offices	$ 121.3	58%	21%	$ 64.7	52%	9%
'05-'06 acquisitions	$ 68.2	33%	30%	$ 42.7	35%	13%
Managed services	$ 4.9	2%	67%	$ 3.2	3%	57%
Total "organic"	$ 194.4	93%	25%	$ 110.6	89%	11%
Recent acquisitions	$ 13.5	7%	N/A	$ 13.0	11%	N/A
Total	$ 208.0	100%	33%	$ 123.6	100%	24%

Note: Dollars in millions; "mature" offices include offices in Texas and Federal office

INX

Industry-Leading Organic Revenue Growth -
 From Both “Mature” Markets & Acquisitions
  Measuring INX organic revenue growth vs. growth from acquisitions has been made complex due to multiple acquisitions
  INX has been producing above-industry-average organic growth from its mature offices in Texas (including Federal), as well as from the acquisitions it has made, as well as its
 “overlay” managed services business
  While organic growth for 1H-2008 did decrease to only 10% y/y growth compared to 25%
 y/y growth in 2007, organic growth still exceeded what we believe U.S. industry growth to have been

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2003
2004
2005
2006
1H-07
2H-07
Q1-08
Q2-08
Products
Services

Gross Margin
 Product vs. Services Revenue Sources
  Product gross margin has trended upward slightly over a multi-year period, a function of our increasingly high value-add solutions and increasing business from repeat customers
  Services gross margin declined in 2005 and 2006 due to rapid national expansion and start-up of new practice areas, both of which increased engineering and other categories of costs of service in advance of service revenue production; improving recently as benefits are realized; two recent quarters near mid-point of target of 30%-35%

22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
2003
2004
2005
2006
1H-07
2H-07
Q1-08
Q2-08
Gross Margin
Operating Profit Margin

Gross and Operating Profit Margin
  Gross profit margin on total revenue has trended slightly upward over the past several years due to improving mix of service revenue and improving gross margin on both product revenue and service revenue; in 1H-2008 this trend continued
  Operating profit margin turned positive in 2004, then declined in 2005 and 2006 as we executed on rapid geographic expansion and introduced new practice areas, but has improved since 2006 as benefits of expansion have begun to be realized
* 2005 results exclude one-time non-cash charge of $5.7 million

Engineers	35	128	266%	178	39%	179	1%
Sales	26	108	315%	129	19%	143	11%
Branch office admin	8	33	313%	36	9%	35	-3%
Corporate ops	12	29	142%	37	28%	40	-3%
Corporate admin	16	30	88%	31	3%	30	1%
Totals	97	328	238%	411	25%	427	5%

Staffing Trends
 - Key To Both Growth and Improving Margins
Dec 31,
2004
+156%
+278%
Dec 31,
2007
%
Incr.
Jun 30,
2008
%
Incr.
+13%
+30%
1H-2008
  For 2007, direct employee costs were 68% of total operating expenses, so leveraging employee costs is key to improving operating profit margin
  Sales staff and engineering staff are direct revenue producing staffing, and we have been able to leverage non-direct-revenue-producing staff - key to improving profit margin
   Direct revenue-producing staffing increased 30% in 1H-2008 compared to 13% increase for non-direct revenue producing staff - key to continued organic revenue growth
Long-Term Trend
Q3-2008
%
Incr.
Sep 30,
2008
+ 5%
+ 1%
vs.
vs.
vs.

Financial Performance
&
Stock Price Performance

15.50
15.00
14.50
14.00
13.50
13.00
12.50
12.00
11.50
11.00
10.50
10.00
9.50
9.00
8.50
8.00
7.50
6.99
6.50
Volume 6,975
200,000
150,000
100,000
50,000
8,418
06 Nov Dec 07 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 08 Feb Mar Apr May Jun Jul Aug Sep Oct

2-Year INX Daily Stock Graph As of 10/3/2008

$15.0
$10.0
$5.0
$0.0
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
4Q-06
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
Non-GAAP Diluted EPS
Average Share Price

INX

Recent Divergence Between
 Non-GAAP (Comparable) EPS and Share Price
* Non-GAAP EPS reflects trailing 12 months as of end of each quarter shown; share price is the average daily close price during each quarterly period; red bullet is recent ~ $7.00 share price
  There has been a divergence between operating results improvement and stock price appreciation
  While comparable non-GAAP earnings per share has continued to improve during 1H-2008, the price at which shares of INX common stock changed hands has not reflected the improving per-share fundamentals

70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
EV / Operating Income

INX Enterprise Value / Operating Income
  Enterprise Value / Operating Income is a way of viewing historical INX per-share valuations in a more stable and consistent manner than EPS multiples
  Historically, the quarterly average daily closing price of shares of INX common stock has resulted in
  Enterprise Value / Trailing 12-month Operating Income multiples of between ~12x and ~60x
  At recent $7.00 share price, this multiple is at a historic low of ~7.8x based on trailing 12-month gross profit and diluted shares used to compute 2Q08 per share data
*  Enterprise Value is based on the number of diluted shares used to compute diluted earnings per share for the quarter times the average daily closing price of shares during each quarter.

0.50
0.45
0.40
0.35
0.30
0.25
0.20
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
EV / Revenue

INX

INX Enterprise Value / Revenue
  Enterprise Value / Revenue is an overly simplistic way of viewing historical INX per-share valuations, but one that is sometimes evaluated by investors in periods of earnings aberrations
  Historically, the quarterly average daily closing price of shares of INX common stock has resulted in
  Enterprise Value / Trailing 12-month Operating Income multiples of ~0.28x to ~0.47x
  At recent $7.00 share price, this multiple is at a historic low of ~0.2x based on trailing 12-month gross profit and diluted shares used to compute 2Q08 per share data
*  Enterprise Value is based on the number of diluted shares used to compute diluted earnings per share for the quarter times the average daily closing price of shares during each quarter.

3.0
2.5
2.0
1.5
1.0
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
EV / Gross Profit

INX

INX Enterprise Value / Gross Profit
  Enterprise Value / Gross Profit is a way of viewing historical INX per-share valuations in a more stable manner than net income multiples, and a method that has more meaning that revenue multiples
  Historically, the quarterly average daily closing price of shares of INX common stock has resulted in
 Enterprise Value / Trailing 12-month Gross Profit multiples of between ~1.6x and ~2.5x
  At recent $7.00 share price, this multiple is at a historic low of ~1.0x based on trailing 12-month gross profit and diluted shares used to compute 2Q08 per share data
*  Enterprise Value is based on the number of diluted shares used to compute diluted earnings per share for the quarter times the average daily closing price of shares during each quarter.

[redacted]

[redacted]

$230
$210
$190
$170
$150
$130
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

INX

Growth In 3 Key Areas Of Operating Results
  INX has materially increased all key aspects of operating performance, including:
   Revenue: +49% over past 18 months, +22 over past 12 months
   Gross profit: +54% over past 18 months, +31% over past 12 months
   Operating income: +225% over past 18 months, +98 over past 12 months
  This improvement is a result of organic revenue growth, accretive acquisitions and improving employee productivity.
TTM Revenue
TTM Gross Profit
TTM Operating Income
+ 49%
+ 54%
+225%

[redacted]

[redacted]
[redacted]
$30.0
$29.0
$28.0
$27.0
$26.0
$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
[redacted]
$6.0
$5.8
$5.6
$5.4
$5.2
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
[redacted]
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

INX

Improving Per Diluted Share Operating Results
  On a per diluted share basis, INX has materially improved all key aspects of operating performance, including:
   Revenue per share +25% over past 18 months, +13% over past 12 months
   Gross profit per share +29% over past 18 months, +21% over past 12 months
   Operating income per share +172% over past 18 months, +83 over past 12 months
TTM Revenue / Share
TTM Gross Profit / Share
TTM Oper. Income / Shr.
+ 25%
+ 29%
+172%

[redacted]

$5.6
$4.6
$3.6
$2.6
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]

$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]

25%
20%
15%
10%
5%
0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

INX

Improving Balance Sheet
  INX’s balance sheet has shown substantial improvement; currently stronger balance sheet than at any recent time
  Stockholders equity and net cash per diluted share have both improved substantially over the past 18 months
  Maximum leverage, measured in terms of the debt/equity ratio, has been around a maximum of 20%, and is at 0% as of 6/30/2008
Stockholder’s Equity / Share
Net Cash / Share
Debt / Equity Ratio
+ 95%

[redacted]

[redacted]
[redacted]
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
[redacted]
$26.0
$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
$19.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

[redacted]
26.0%
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

INX

Improving Return On Capital Used In Operations
 (Operating Income / Capital Used In Operations)
  Improving operating income relative to the amount of capital used to generate such operating income is key to improving long-term shareholder value
  Careful use of capital for acquisitions and other investments used to generate improving operating income has resulted in substantial improvement on the return on the capital deployed to generate such operating income
  The ratio of operating income to capital used in operations, (defined as trailing 12-month operating income divided by average equity capital plus debt minus cash) has improved to
 23.7% at 6/30/2008 compared to 13.5% one year earlier, and compared to 9% 18 months earlier
TTM Operating Income
TTM Average Capital Used
Ratio
+ 225%
+ 22%

Update On Recent Trends In Business
&
Outlook

The Economist
Our guide to America's election
Europe's Schadenfreude
Music on your phone
Reassessing China
Somalia's pirates
World on the edge

INX

Recent Events Indicate
 A Probable Continuation Of Weak Customer Demand
  INX indicated in early November of 2007 that tight
 credit markets and worries over a possible recession
 had been causing demand by customers to slow,
 starting in approximately September of 2007
  More recently, on August 12th, we had indicated that
 demand had been improving somewhat since
 approximately April
  The events of the last several weeks in the credit and
 stock markets indicate a high likelihood of a
 continuation of, and probable further expansion of,
 the economic weakness and weak customer demand
 that began over one year ago
  It is difficult to predict the impact of the credit and
 financial markets crisis because events and
 circumstances are changing rapidly
Cover of the October 4th issue
of the Economist Magazine

Update On Our Guidance For Q3
  On August 12th we provided an outlook for Q3 total revenue and service revenue:
   Total revenue: we expected total revenue to be between $64 million and $69 million, an increase of approximately 23% to 33% compared to prior year period total revenue of $52.0 million
   Service revenue: we expected that service revenue would make up approximately
          $10 million to $12 million of total revenue, representing an increase of 48% to 77%
         compared to prior year period service revenue
  At this time we expect both total revenue and service revenue to be close to the upper end of our previous guidance
  On the expense side:
   Q3 results will include costs related to integrating the recent AccessFlow acquisition and propagating our new virtualization practice throughout the organization
   We incurred minor costs related to hurricane Ike at our Houston facility
   We continued to hire sales staff to take advantage of the weakness at some of our competitors and to counteract the impact of softer customer demand (we increased sales staffing levels by 11% during Q3)

Recent Trends In Customer Demand
  Product sales order bookings provide the best near-term indication of customer demand
  Recent product sales order bookings year-over-year growth:
   Q3 bookings increased by ~ 47% in total, and increased ~ 34% organically
   September bookings increased by ~ 17% in total, and increased ~ 14% organically
   For the “last two weeks” of September (last 11 business days of September)
             bookings increased by ~ 33% in total, and increased ~ 30% organically
  While demand by customers has been healthy right up through the last two weeks of
 September, our sales staff are indicating that some customers are delaying moving forward with some large projects, and it is logical that the uncertainty of the last several weeks will cause some enterprise organizations to delay cap-ex expenditure projects
  We can counteract slowing customer demand by increasing the number of sales staff searching for new customers and working opportunities and we are doing so

How This Economic Slowdown Impacts INX’s Industry
  INX and its competitors provide solutions that are considered capital expenditures
  INX and virtually all of INX’s competitors have been negatively impacted by the economic weakness of the past several quarters
  INX’s industry is well positioned on a relative basis because unified communications and data center virtualization are areas of cap-ex that result in cost savings
  This particular economic slowdown has been, and continues to be, characterized by tight credit availability
  Some of INX’s competitors are highly leveraged, and depend upon continued credit availability to generate revenue; they depend upon increased credit availability to grow, and they will suffer due to tighter credit availability
  There will be a realigning of industry-wide spending among industry solutions providers based upon balance sheet strength

Our Strategy For Improving Shareholder Value
 Through The Expected Economic Slowdown
  Because INX has no funded debt, a material cash reserve, and substantial credit availability under existing lines of credit, we have an opportunity to gain market share during this downturn, a strategy we have been pursuing
  This particular economic slowdown is driven by tight credit, financial sector, homebuilder sector and other specific sector weakness; corporations outside certain impacted sectors have generally healthy balance sheets and earnings
  Because our customers are enterprise organizations, not consumers, and because we have little exposure to the most negatively impacted sectors, we plan to continue to capitalize on the relative strength of our customer base and our expertise selling to and servicing relatively strong sectors of the economy
  Tight credit and economic uncertainty are factors driving lower multiples for equities, and we hope to use this opportunity to make additional acquisitions at attractive valuations
  Increase revenue per sales staff member through recently added new practice areas
 (network storage less than 2 years ago; virtualization 3 months ago)

How Executing Our Strategy Will Impact
 Near-Term Results Of Operations
  INX’s sales staff are primarily compensated through sales commissions; therefore, weak customer demand resulting in lower revenue per sales staff member can be counteracted by adding additional sales staff, theoretically with little impact on operating results
  However, INX’s sales involve a somewhat lengthy sales cycle, and INX pays a “draw against commissions” to new sales staff, which are reflected as expense until commissions are “earned”, at which time such “draws” are recouped, resulting in lower effective commission rates when the sales staff member becomes productive
  Because we have been hiring, and intend to continue to hire, additional sales staff during this period of relative competitor weakness, selling expense relative to revenue will be elevated; this negatively impacts operating profit margin % relative to what could have been achieved with better customer demand
  We will continue to focus on improving operating profit margin over the long-term, but we believe it is more important to gain market share against our competitors during this period of economic weakness, a period during which INX’s financial strength is a material competitive advantage

Summary
  Substantial long-term industry growth driven by cost savings and productivity improvements made possible through the technology we provide in the area of unified communications and virtualization of the data center
  Excellent track record of industry-leading organic growth and executing on acquisitions
  Q3 revenue is expected to be at the upper end of our previous guidance;
 bookings/invoicing ratio above 1 for Q3; order bookings healthy right up through
 September; we are expanding our sales force to counteract slower customer demand
  The recent credit crisis is expected to slow overall customer demand, the magnitude and duration of which cannot be predicted, but we have a strategy to improve shareholder value through this down cycle, and emerge from the downturn stronger and better positioned
  Revenue growth & improving gross margin has been resulting in improving operating profit margin % over the past couple of years, although we are currently focused on gaining market share during the present cycle of economic weakness, an environment in which our financial strength is becoming an increasingly important competitive advantage